                                               Registration No. 333-____________
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               ------------------

                              TERA COMPUTER COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           WASHINGTON                                      93-0962605
 (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

                              --------------------

                            2815 EASTLAKE AVENUE EAST
                         SEATTLE, WASHINGTON 98102-3027
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                               -------------------

                        1996 EMPLOYEE STOCK PURCHASE PLAN
                              (FULL TITLE OF PLAN)

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                                JAMES E. ROTTSOLK
                             CHIEF EXECUTIVE OFFICER
                              TERA COMPUTER COMPANY
                            2815 EASTLAKE AVENUE EAST
                         SEATTLE, WASHINGTON 98102-3027
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ------------------

                                 (206) 325-0800
          (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               ------------------
                                  WITH COPY TO:

                            KENNETH W. JOHNSON, ESQ.
                                 STOEL RIVES LLP
                          ONE UNION SQUARE, 36TH FLOOR
                              600 UNIVERSITY STREET
                         SEATTLE, WASHINGTON 98101-3197

                               ------------------

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                               Amount        Proposed Maximum        Proposed Maximum           Amount of
        Title of Securities                    to be          Offering Price           Aggregate              Registration
          to be Registered                   Registered         Per Share(1)         Offering Price(1)             Fee
- -------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share    1,000,000 shares         $4.50                $4,500,000             $1,551.72

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based on the last sale price of the Common Stock of Tera Computer Company as reported on September 23, 1996, on the NASDAQ SmallCap Market.
================================================================================
                                                             Page 1 of 15 Pages

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by Tera Computer Company (the "Company") relating to 1,000,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issuable upon exercise of stock purchase rights granted or to be granted pursuant to the Company's 1996 Employee Stock Purchase Plan (the "Plan").

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information. *

Item 2.  Registrant Information and Employee Plan Annual Information. *

*        Information required by Part I of Form S-8 to be contained in the
         Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents, which previously have been filed by the Company with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference and made a part hereof:

         (i) The Company's Form 10-KSB report for the year ended December 31, 1995;

         (ii) The Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1996 and June 30, 1996;

         (iii)    The Company's Current Report on Form 8-K, dated July 15, 1996;
                  and

         (iv) The description of the Company's Common Stock contained in the Company's Registration Statement on Form SB-2 (Registration No. 33-95460-LA), including any amendment or report filed for the purpose of updating such description, as incorporated by reference in the Company's Registration Statement on Form 8-A (Registration No. 0-26820), including the amendment thereto on Form 8-A/A filed by the Company.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment hereto which indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

                                        2                    Page 2 of 15 Pages

                                                                        Form S-8

         For purposes of this Registration Statement, any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated herein by reference modifies or supersedes such statement in such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Director and Officers.

         Article XII of the Company's Articles of Incorporation and Section 11 of the Company's Bylaws require indemnification of directors, officers, employees, and agents of the Company to the fullest extent permitted by the Washington Business Corporation Act (the "Act"). Sections 23B.08.500 through 23B.08.000 of the Act authorize a court to award, or a corporation's board of directors to grant, indemnification to directors and officers on terms sufficiently broad to permit indemnification under certain circumstances for liabilities arising under the Securities Act of 1933, as amended.

         Section 23B.08.320 of the Act authorizes a corporation to limit a director's liability to the corporation or its shareholders for monetary damages for acts or omissions as a director, except in certain circumstances involving intentional misconduct, self-dealing or illegal corporate loans or distributions, or any transaction from which the director personally receives a benefit in money, property or services to which the director is not legally entitled. Article XI of the Company's Articles of Incorporation contains provisions implementing, to the fullest extent permitted by Washington law, such limitations on a director's liability to the Company and its shareholders.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

         4.1 Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form SB-2 (Registration No. 33-95460-LA), filed on August 3, 1995, including any amendment filed for the purpose of updating such Registration Statement).

         4.2 Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form SB-2 (Registration No. 33-95460-LA), filed on August 3, 1995, including any amendment filed for the purpose of updating such Registration Statement).

         4.3      Tera Computer Company 1996 Employee Stock Purchase Plan.

         5        Opinion of Stoel Rives LLP

         23.1     Consent of Deloitte & Touche LLP

         23.2     Consent of Stoel Rives LLP (included in Exhibit 5)

         24       Power of Attorney (see signature page)

                                        3                     Page 3 of 15 Pages

Item 9.  Undertakings.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

                           (i)      To include any prospectus required by
                                    Section 10(a)(3) of the Securities Act of
                                    1933, as amended;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) that, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                           (iii)    To include any additional material
                                    information with respect to the plan of
                                    distribution not previously disclosed in this Registration Statement or any material change to information contained herein;

                           provided, however, that paragraphs (a)(1)(i) and
                           (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is incorporated by reference from periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                       4                      Page 4 of 15 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on September 25, 1996.

                                                  TERA COMPUTER COMPANY

                                                  By:      s/ James E. Rottsolk
                                                     ---------------------------
                                                     James E. Rottsolk
                                                     Chief Executive Officer

         Each of the undersigned directors of TERA COMPUTER COMPANY hereby constitutes and appoints James E. Rottsolk and Burton J. Smith, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or advisable to enable Tera Computer Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Tera Computer Company, issuable pursuant to the 1996 Employee Stock Purchase Plan, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registration Statement has been signed by the following persons in the capacities indicated below on the 25th day of September, 1996:

Signature and Title

      /s/ Burton J. Smith                         /s/ Daniel J. Evans
- ----------------------------------                ----------------------------
Burton J. Smith                                   Daniel J. Evans, Director
Chairman of the Board of Directors

/s/ James E. Rottsolk                             /s/ Kenneth W. Kennedy
- ----------------------------------                ----------------------------
James E. Rottsolk                                 Kenneth W. Kennedy, Director

Chief Executive Officer, Chief Financial Officer,
Chief Accounting Officer, and Director

/s/ David N. Cutler                               /s/ John W. Titcomb, Jr.
- ----------------------------------                ----------------------------
David N. Cutler, Director                         John W. Titcomb, Jr., Director

                                        5                     Page 5 of 15 Pages

                                                                        Form S-8
                                  EXHIBIT INDEX

Exhibit                                                           Sequentially
Number             Description                                    Numbered Page
- -------            -----------                                    --------------
4.1      Restated Articles of Incorporation of the Company..........   *

4.2      Restated Bylaws of the Company.............................   *

4.3      Tera Computer Company 1996 Employee Stock Purchase Plan....   7

5        Opinion of Stoel Rives LLP.................................  14

23.1     Consent of Deloitte & Touche LLP...........................  15

23.2     Consent of Stoel Rives LLP (included in Exhibit 5).........  14

24       Power of Attorney (signature page) ........................   5


*            Incorporated by reference.  See sequentially numbered page 3.

                                       6                     Page 6 of 15 Pages